Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Lynn S. McCreary, Executive Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of debt securities of the Company, guarantees of the Company’s debt securities by certain subsidiaries of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of May, 2014.

/s/ Christopher M. Flink
Christopher M. Flink

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Lynn S. McCreary, Executive Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of debt securities of the Company, guarantees of the Company’s debt securities by certain subsidiaries of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of May, 2014.

/s/ Daniel P. Kearney
Daniel P. Kearney

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Lynn S. McCreary, Executive Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of debt securities of the Company, guarantees of the Company’s debt securities by certain subsidiaries of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of May, 2014.

/s/ Dennis F. Lynch
Dennis F. Lynch

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Lynn S. McCreary, Executive Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of debt securities of the Company, guarantees of the Company’s debt securities by certain subsidiaries of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of May, 2014.

/s/ Denis J. O’Leary
Denis J. O’Leary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Lynn S. McCreary, Executive Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of debt securities of the Company, guarantees of the Company’s debt securities by certain subsidiaries of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of May, 2014.

/s/ Glenn M. Renwick
Glenn M. Renwick

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Lynn S. McCreary, Executive Vice President, General Counsel and Secretary, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of debt securities of the Company, guarantees of the Company’s debt securities by certain subsidiaries of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of May, 2014.

/s/ Kim M. Robak
Kim M. Robak

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Lynn S. McCreary, Executive Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of debt securities of the Company, guarantees of the Company’s debt securities by certain subsidiaries of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of May, 2014.

/s/ Doyle R. Simons
Doyle R. Simons

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Lynn S. McCreary, Executive Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of debt securities of the Company, guarantees of the Company’s debt securities by certain subsidiaries of the Company, shares of common stock, shares of preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of May, 2014.

/s/ Thomas C. Wertheimer
Thomas C. Wertheimer